November 16, 2009

DREYFUS HIGH YIELD MUNICIPAL BOND FUND

Supplement to the Statement of Additional Information
Dated December 15, 2008

The following information replaces any contrary information contained in the section of the fund's Statement of Additional Information entitled "Ratings of Municipal Bonds."

The Fund normally will invest at least 50% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies").

The Fund may invest up to 50% of its assets in higher quality Municipal Bonds (those rated AAA/Aaa to A or the unrated equivalent as determined by the Manager).